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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 19, 1998


                    Advanta Mortgage Conduit Services, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    333-37107                   23-2723382
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(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

 16875 West Bernardo Drive                                          92127
   San Diego, California                                        ------------
 -------------------------                                       (Zip Code)
  (Address of Principal
   Executive Offices)

              Registrant's telephone number, including area code:
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                                 (619) 674-1800

                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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     Item 5. Other Events
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             In connection with the offering of Advanta Revolving Home Equity
Loan Trust 1998-A Revolving Home Equity Loan Asset-Backed Notes, Series 1998-A, described in a Prospectus Supplement dated as of June 19, 1998, certain "ComPutational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

     (a)     Not applicable

     (b)     Not applicable

     (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                        (Registrant)



                        By: /s/ Milton Riseman
                        ----------------------
                        (Signature)

                        Name: Milton Riseman
                        Title: President



Dated: June 19, 1998



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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION                             PAGE NO.
-----------         -----------                             --------
99.1                Related Computational Materials            5
                    (as defined in Item 5 above).











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                                                                    EXHIBIT 99.1












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